UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 19, 2006
U.S. BANCORP
(Exact name of registrant as specified in its charter)
1-6880
(Commission File Number)

DELAWARE (State or other jurisdiction of incorporation)	41-0255900 (I.R.S. Employer Identification Number)
800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices and zip code)
(651) 466-3000
(Registrant’s telephone number, including area code)
(not applicable)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Indenture dated as of September 20, 2006
Registration Rights Agreement dated as of September 20, 2006
Form T-1 Statement of Eligibility

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     The following Exhibits are incorporated by reference into the Registration Statement on Form S-3 (File No. 333-132297) of U.S. Bancorp as exhibits thereto and are filed as part of this Current Report.
4.1	Indenture dated as of September 20, 2006 among U.S. Bancorp, Wilmington Trust Company, as Trustee and U.S. Bank Trust National Association, as Authenticating Agent, Calculation Agent, Conversion Agent, Paying Agent and Registrar.

4.2	Registration Rights Agreement dated as of September 20, 2006 between U.S. Bancorp and Citigroup Global Markets Inc.

4.3	Form of Floating Rate Convertible Senior Debenture due 2036 (included in Exhibit 4.1).

25.1	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee with respect to the Indenture dated as of September 20, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 19, 2006

U.S. BANCORP
By:	/s/ Lee R. Mitau
Name:	Lee R. Mitau
Title:	Executive Vice President, Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit No.

4.1	Indenture dated as of September 20, 2006 among U.S. Bancorp, Wilmington Trust Company, as Trustee and U.S. Bank Trust National Association, as Authenticating Agent, Calculation Agent, Conversion Agent, Paying Agent and Registrar.

4.2	Registration Rights Agreement dated as of September 20, 2006 between U.S. Bancorp and Citigroup Global Markets Inc.

4.3	Form of Floating Rate Convertible Senior Debenture due 2036 (included in Exhibit 4.1).

25.1	Form T-1 Statement of Eligibility of Wilmington Trust Company to act as Trustee with respect to the Indenture dated as of September 20, 2006.